CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Eric  M.  Kobren,   Chairman  &  President  of  Kobren  Insight  Funds  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 20, 2004                 /S/ ERIC M. KOBREN
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                                         Eric M. Kobren, Chairman & President
                                         (principal executive officer)

I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    AUGUST 20, 2004                /S/ ERIC J. GODES
     ----------------------             ------------------------------------
                                        Eric J. Godes, Chief Financial Officer,
                                        Vice President, Treasurer & Secretary
                                        (principal financial officer)